UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2007

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On November 13, 2007, the Board of Directors of SunTrust Banks, Inc. (the "Company" or the "Registrant") made the following amendments to the Registrant’s bylaws:

• The Board amended Article I, Section 4 to clarify the voting standard for action by shareholders by defining a favorable vote as a number of votes favoring the action which exceeds the number of votes cast opposing the action.
• The Board amended Article I, Section 4 to expressly state that each of the Board of Directors, the Chairman of the Board, and the President also has the power to adjourn a meeting of shareholders. This power previously was only implied by the ability of these persons to call a meeting of shareholders.
• The Board amended Article I, Section 5 to state the current authentification requirement under Georgia law for an electronic proxy.
• The Board amended Article IV, Section 10 to add customary language regarding the removal of an officer who was appointed by an officer rather than appointed by the Board of Directors. It empowers the appointing officer or any officer senior to the appointing officer to remove officers appointed by another officer (rather than appointed by the Board of Directors).
• The Board amended Article IV, Section 11 to create a default rule allowing certain senior officers or other persons specified by the Board of Directors or the Executive Committee of the Board of Directors to vote any shares of corporate stock owned by the Company.
• The Board amended Article VII, Section 5 to clarify that in certain circumstances a court may order the advancement of expenses to a director or officer of the Company. This addition merely restates the relevant Georgia statute.
• The Board amended Article VII, Section 5 to clarify that a court may make its determination as to whether a director or executive officer is entitled to an advance for expenses without a jury. This addition merely restates the relevant Georgia statute.

The foregoing amendments became effective on November 13, 2007. A copy of the Company’s bylaws restated to reflect such amendments is filed as Exhibits 3.2 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the amendments is qualified in its entirety by reference to the bylaws, as amended.

Item 8.01 Other Events.

On October 3, 2007, Visa Inc. ("Visa") announced that it had completed restructuring transactions in preparation for its initial public offering ("IPO") which it expects to occur in the first quarter of 2008. As part of this restructuring, SunTrust Banks, Inc. ("the Company") received its proportionate share of Class USA shares of Visa common stock. The Company anticipates that a portion of these shares will be redeemed by Visa as part of the IPO with the remaining shares eventually converted to Class A shares at the later of three years after the IPO or upon resolution of certain litigation related to Visa and the Company’s participation in the Visa network. Additionally, the Company expects that a portion of the proceeds from the IPO will be used by Visa to fund any judgments and/or settlements related to such litigation should Visa and/or its member banks be found liable. The Company anticipates that the Company’s share of the expected proceeds from the IPO will exceed the Company’s share of any losses related to such litigation. The Company does not currently anticipate that such litigation will have a material impact on its results of operation or financial condition.

On November 7, 2007, Visa announced that it had reached a settlement regarding certain litigation with American Express totaling $2.25 billion. Pursuant to agreements among Visa and its member banks, and based on the announced settlement with American Express, the Company will be liable to Visa for approximately $26 million of the settlement payments, which represents the Company’s share of the settlement liability. The Company will reflect this liability in its fourth quarter financial statements.

With respect to the remaining litigation related to Visa and the Company’s participation in the Visa network, at this time the Company does not know the probable outcome of such litigation and cannot reasonably estimate a range of loss. The Company will continue to monitor these litigation matters and related accounting guidance and record any change in the liability related to its portion of the certain litigation upon additional information becoming available.

Item 9.01 Financial Statements and Exhibits.

3.2 Bylaws of the Registrant, amended and restated as of November 13, 2007.

* * *

This Current Report on Form 8-K may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, and in particular the statements regarding the impact of the Visa litigation on the Company’s results of operations and financial condition, the amount of loss if any which will be incurred by the Company as a result of such litigation, and the amount of any proceeds from Visa’s IPO, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions. Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Forward looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2006 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; our trading assets and financial instruments carried at fair value expose the Company to certain market risks; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; weakness in residential property values and mortgage loan markets could adversely affect us; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; and we may enter into transactions with off-balance sheet entities affiliated with SunTrust or its subsidiaries which may cause us to recognize current or future losses. The Company cautions that the foregoing list of factors is not exclusive.

* * *

On November 2, 2007, SunTrust Banks, Inc. (NYSE: STI) and GB&T Bancshares, Inc. (NASDAQ: GBTB) announced the signing of a definitive agreement under which SunTrust will acquire GB&T (the “Agreement”). The Agreement provides that GB&T will merge with and into SunTrust, with SunTrust continuing as the surviving entity (the “Merger”), and that each issued and outstanding share of GB&T common stock (excluding shares owned by GB&T or SunTrust) will be converted into the right to receive 0.1562 shares of SunTrust common stock (the “Exchange Ratio”). Cash will be paid in lieu of fractional shares.

Where You Can Find Additional Information About The Merger
The proposed Merger will be submitted to GB&T’s shareholders for consideration. SunTrust will file a Form S-4 Registration Statement, GB&T will file a Proxy Statement and both companies will file other relevant documents regarding the Merger with the Securities and Exchange Commission (the “SEC”). GB&T will mail the Proxy Statement/Prospectus to its shareholders. These documents, and any applicable amendments or supplements, will contain important information about the Merger, and SunTrust and GB&T urge you to read these documents when they become available. You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents free of charge from SunTrust’s website (www.suntrust.com) under the heading “About SunTrust” and then under the heading “Investor Relations” and then under the item “Financial and Regulatory Filings.” You may also obtain these documents, free of charge, from GB&T’s website (www.gbtbancshares.com) under the section “Corporate Info” and then under the item “Corporation Information” and then under the item “Documents.”

Participants in the Merger
SunTrust and GB&T and their respective directors and executive officers may be deemed participants in the solicitation of proxies from GB&T’s shareholders in connection with the Merger. Information about the directors and executive officers of SunTrust and GB&T and information about other persons who may be deemed participants in the Merger will be included in the Proxy Statement/Prospectus. You can find information about SunTrust’s executive officers and directors in its definitive proxy statement filed with the SEC on March 2, 2007. You can find information about GB&T’s executive officers and directors in its definitive proxy statement filed with the SEC on April 18, 2007. You can obtain free copies of these documents from the websites of SunTrust, GB&T or the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

November 14, 2007	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Group Vice President and Associate General Counsel

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Exhibit Index

Exhibit No.	Description

3.2	Bylaws of the Registrant Amended and Restated as of November 13, 2007